================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 22, 2002




                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)




           TEXAS                          0-8493                74-1051605
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


         2707 NORTH LOOP WEST
            HOUSTON, TEXAS                                        77008
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700

================================================================================

Item 5.     OTHER EVENTS.

On August 22, 2002, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Fiscal 2002 Second Quarter Earnings Release and Conference Call Schedule.

Item 7.     EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED AUGUST 22, 2002, TITLED STEWART & STEVENSON ANNOUNCES FISCAL 2002 SECOND QUARTER EARNINGS RELEASE AND CONFERENCE CALL SCHEDULE.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              STEWART & STEVENSON SERVICES, INC.



Date:  August 22, 2002        By:  /s/ John B. Simmons
                                   Name:  John B. Simmons
                                   Title: Vice President and Chief Financial
                                           Officer

EXHIBIT INDEX

99.1 Company Press Release dated August 22, 2002, titled Stewart & Stevenson Announces Fiscal 2002 Second Quarter Earnings Release and Conference Call Schedule.